
RUSH ENTERPRISES

November 2019

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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COMPANY OVERVIEW

- Full service solutions provider to commercial vehicle industry
- 7,356 dedicated employees
- $5.5B in revenue in 2018
- 37,797 trucks sold in 2018
- 5.7% U.S. Class 8 market share in 2018
- 5.0% U.S. Class 4-7 market share in 2018
- Aftermarket revenues account for 64% of company gross profit
- Dual class structure
- Initiated first quarterly cash dividend in Q3 2018; increased dividend 8.3% Q3 2019
- Share repurchase authorization of $150M



The CUSTOMER
RUSH
ENTERPRISES
the BOSS
PRODUCTIVITY
EXCELLENCE
FAIRNESS
POSITIVE ATTITUDE

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COMPANY AT A GLANCE


IDEALEA

Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
House of Trucks
Momentum Fuel Technologies

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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COMMERCIAL VEHICLE MARKET

- Healthy economy positively impacting truck sales and aftermarket services but growth slowing
- Aftermarket parts and service activity remains stable
- Market conditions and industry indicators expected to negatively impact Class 8 truck sales beginning Q4 2019
- Increased used truck supply resulting in faster-than-normal used truck depreciation
- Strong Class 4-7 market continues, expect slight decrease in 2020



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U.S. RETAIL TRUCK SALES



300
250
200
150
100
50
0
Units (Thousands)
2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E
2023E
2024E

	2014	2015	2016	2017	2018	2019E	2020E	2021E	2022E	2023E	2024E
Class 8	224	253	197	197	256	277	204	212	225	258	177
Class 4-7	200	218	226	226	258	266	257	257	262	267	262

Class 8 Class 4-7

Source: ACT Research

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STRATEGIC GROWTH INITIATIVES

- 2022 financial goals
  - $7B in annual revenue
  - 5% pre-tax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2B
  - Grow service and body shop revenue to $600M
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Increase RTL pre-tax margin to 7.0%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program



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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer group in North America
- 120 locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial insurance services
- Over 4.5M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK


Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Rush Truck Centres Canada

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $274M parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,401 service bays, 2,603 technicians; 26 collision centers
  - 509 mobile and embedded technicians
  - CNG/LNG service capabilities



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TECHNOLOGY AND CUSTOMER SERVICE INNOVATION

- RushCare Parts Connect
- RushCare Service Connect
- RushCare Telematics Solutions
  - Custom fault code monitoring system
  - OEM/component supplier support
- RushCare Rapid Parts and Rapid Service call centers
- Nationwide call center and dedicated service concierge team
- Parts sales analytics to drive efficiencies and increase sales



TRUCK CENTERS

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ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 122% overall in 2018



ABSORPTION RATIO*
130%
110%
90%
70%
50%
96%
106%
114%
116%
114%
118%
116%
112%
121%
122%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: ACT Research

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS


100%
80%
60%
40%
20%
0%
7.9%
2.7%
36.9%
52.5%
PEAK
2006
6.0%
2.9%
20.1%
71.0%
TROUGH
2009
4.0%
4.2%
28.4%
63.4%
2018

Class 8 Units	290,000	97,000	255,000

2018 GP Margin Truck Sales 7.8% | Parts/Service 37.1% | Rental and Leasing 17.2%

■ Parts and Service ■ Truck Sales ■ Leasing and Rental ■ Other

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
15.8
9.9
1.7
7.8
16.8
11.2
1.6
7.9
10.8
11.1
1.6
7.0
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
13.5
2.2
8.0
2014
2015
2016
2017
2018
2019E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 59 locations, 11 states
- International, Class 5-8 – 43 locations, 9 states, 50% ownership of 14 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 32 locations, 9 states
- Isuzu, Class 4-5 – 26 locations, 9 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- Blue Bird – 24 locations, 1 state
- Collins – 30 locations, 1 state
- Elkhart – 17 locations, 1 state
- IC Bus – 32 locations, 7 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 26 locations, 10 states
- Idealease – 19 locations, 9 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2018 U.S. Class 8 market share – 5.7%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



Large Fleets 30-35%
Mid-Size Fleets 15-20%
Owner-Operator 10-15%
Vocational 40-45%
5.7%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2018 U.S. Class 4-7 market share – 5.0%
- Vocational and specialty markets
- Ready-to-Roll℠
- National fleet accounts
- Market tied closely to general economy


Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.0%

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RUSH TRUCK LEASING

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 45 locations including 4 captive shops
- 8,502 units in truck fleet, 1,117 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance

PacLease IDEALEASE



LEASING AND RENTAL REVENUE
Millions
$300
$250
$200
$150
$100
$50
$0
$200
$208
$217
$238
$254
2015
2016
2017
2018
2019E

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2015	2016	2017	2018	Nine Months Ended 9/30/2018	Nine Months Ended 9/30/2019
Revenue	$4,979.7	$4,214.6	$4,713.9	$5,506.2	$3,965.7	$4,492.1
Gross profit	$784.9	$718.0	$829.9	$978.3	$719.4	$791.2
Gross profit margin	15.8%	17.0%	17.6%	17.8%	18.1%	17.6%
Adjusted EBIT (1)*	$108.8	$76.0	$138.7	$205.6	$143.2	$157.0
Adjusted EBIT margin*	2.2%	1.8%	2.9%	3.7%	3.6%	3.5%
Net income	$66.1	$40.6	$172.1	$139.1	$92.1	$117.8
Adjusted net income (1)*	$66.1	$46.0	$89.3	$154.9	$107.8	$117.8
EPS	$1.61	$1.00	$4.20	$3.45	$2.27	$3.13
Adjusted EPS (1)*	$1.61	$1.13	$2.18	$3.85	$2.65	$3.13

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure. See Appendix

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2015	2016	2017	2018	Nine Months Ended 9/30/2018	Nine Months Ended 9/30/2019
Total debt	$1,586,278	$1,335,441	$1,473,230	$1,693,306	$1,661,650	$1,750,681
Adjustments						
Debt related to lease and rental fleet	($603,894)	($579,819)	($598,512)	($589,933)	($588,079)	($639,138)
Floor plan notes payable	($854,758)	($646,945)	($778,561)	($1,023,019)	($990,594)	($1,051,241)
Adjusted total debt	$127,626	$108,677	$96,157	$80,354	$82,977	$60,302
Cash and cash equivalents	($64,847)	($82,026)	($124,541)	($131,726)	($205,569)	($86,117)
Adjusted net (cash) debt*	$62,779	$26,651	($28,384)	($51,372)	($122,592)	($25,815)
Shareholders' equity	$844,897	$862,825	$1,040,373	$1,066,928	$1,089,159	$1,137,253
Adjusted invested capital*	$907,676	$889,476	$1,011,989	$1,015,556	$966,567	$1,111,438
Adjusted return on invested capital (1)*	13.7%	8.5%	14.6%	20.3%	19.1%	21.1%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2015	2016	2017	2018	Twelve Months Ended 9/30/2018	Twelve Months Ended 9/30/2019
Net cash provided by (used in) operations	$227,250	$521,170	$152,737	$215,364	$185,485	233,962
Acquisition of property/equipment	($367,790)	($196,965)	($209,917)	($238,260)	($247,382)	($292,634)
Free cash flow*	($140,540)	$324,205	($57,180)	($22,896)	($61,897)	($58,672)
Adjustments:						
Draws (payments) on floor plan financing, net	$31,568	($211,802)	$112,261	$167,812	$203,135	$85,697
Proceeds from lease/rental debt	$162,497	$121,188	$152,562	$156,751	$170,460	$203,573
Principal payments on lease/rental debt	($138,813)	($168,644)	($144,998)	($163,734)	($160,420)	($169,339)
Debt proceeds related to acquisitions	($5,645)	$0	$0	$0	$0	$0
Non-maintenance capital expenditures	$138,190	$45,003	$28,734	$39,268	$37,603	$55,696
Adjusted free cash flow*	$47,257	$109,950	$91,379	$177,201	$188,881	$116,955

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


RUSH
ENTERPRISES

November 2019

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to asses the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2015	2016	2017	2018	Nine Months Ended 9/30/2018	Nine Months Ended 9/30/2019
Net income	$66,053	$40,582	$172,129	$139,062	$92,093	$117,829
Adjustments						
Restructuring charges, net of tax		$5,425				
ERP platform write-off, net of tax				$15,886	$15,682	
Revaluation of deferred tax liabilities			($82,862)			
Adjusted Net Income*	$66,053	$46,007	$89,267	$154,948	$107,775	$117,829
Diluted shares outstanding EPS	41,093	40,603	40,980	40,293	40,635	37,625
EPS	$1.61	$1.00	$4.20	$3.45	$2.27	$3.13
Adjusted EPS*	$1.61	$1.13	$2.18	$3.85	$2.65	$3.13

*Non-GAAP financial measure – see Appendix.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2015	2016	2017	2018	Nine Months Ended 9/30/2018	Nine Months Ended 9/30/2019
Net Income	$66,053	$40,582	$172,129	$139,062	$92,093	$117,829
Adjusted Net Income*	$66,053	$46,007	$89,267	$154,948	$107,775	$117,829
Provision for Income Taxes	$41,750	$29,372	$47,132	$44,107	$29,103	$38,349
Interest expense	$13,473	$14,279	$12,310	$19,682	$13,268	$23,120
Depreciation and amortization	$43,859	$51,261	$50,069	$70,489	$57,395	$40,552
Asset impairment/charge, net of tax				($15,886)	($15,682)	$0
(Gain) Loss on sales of assets	$544	($1,755)	$105	($297)	($159)	$12
EBITDA*	$165,679	$139,164	$198,883	$273,043	$191,700	$219,862
Adjustment						
Interest expense associated with floor plan notes payable	($13,054)	($11,901)	($10,121)	($17,839)	($11,971)	($22,306)
Adjusted EBITDA*	$152,625	$127,263	$188,762	$255,204	$179,729	$197,556
Depreciation and amortization	($43,859)	($51,261)	($50,069)	($49,580)	($36,486)	($40,552)
Adjusted EBIT*	$108,776	$76,002	$138,693	$205,624	$143,243	$157,004

*Non-GAAP financial measure

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